UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2008

SOURCE INTERLINK COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13437	20-2428299
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

27500 Riverview Center Blvd., Suite 400
Bonita Springs, FL 34134
(Address of Principal Executive Offices and Zip Code)

(239) 949-4450
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 – Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On May 29, 2008, the Board of Directors of Source Interlink Companies, Inc. (the “Company”) adopted the Code of Ethics attached as Exhibit 14.1 to this Current Report, effectively amending and restating the Company’s previous code of ethics for the purpose of focusing the Code’s provisions more directly on ethical issues, rather than compliance issues, and addressing journalistic ethics, the inclusion of which was necessitated by the Company’s August 2007 acquisition of Primedia Enthusiast Media, Inc.  The Code of Ethics is applicable to all executive officers and all other employees and consultants of the Company and its subsidiaries, as well as to the Company’s directors.

Item 9.01 – Financial Statements and Exhibits

(d)           Exhibits

14.1           Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOURCE INTERLINK COMPANIES, INC.

June 4, 2008	By:	/s/ Marc Fierman
Marc Fierman
Executive Vice President, Chief Financial Officer
(principal financial officer)

EXHIBIT INDEX

14.1           Code of Ethics